SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

TRW Automotive Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31970	81-0597059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12025 Tech Center Drive, Livonia, Michigan 48150

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(734) 266-2600

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
Press Release dated July 27, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                    (c) Exhibits

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURE

Press Release dated July 27, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release of TRW Automotive Holdings Corp. dated July 27, 2004 describing its results for its second quarter ended June 25, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2004, TRW Automotive Holdings Corp. issued a press release and will hold a conference call regarding its financial results for the second quarter of fiscal 2004 ended June 25, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: July 27, 2004	By:	/s/ Joseph S. Cantie

Joseph S. Cantie Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release of TRW Automotive Holdings Corp. dated July 27, 2004 describing its results for its second quarter ended June 25, 2004.